Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio, a series of Investors Cash Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 2, 2005         /s/Vincent J. Esposito
                         ---------------------------
                         Vincent J. Esposito
                         President
                         Government & Agency Securities Portfolio, a series
                         of Investors Cash Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio, a series of Investors Cash Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 2, 2005              /s/Paul Schubert
                              ---------------------
                              Paul Schubert
                              Chief Financial Officer and Treasurer
                              Government & Agency Securities Portfolio, a series
                              of Investors Cash Trust